U. S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 14, 2007

LAKESIDE MORTGAGE FUND, LLC
(Exact name of registrant as specified in its charter)

Commission file number 000-50893

California	52-2387294
(State or other jurisdiction of	(I.R.S. Employer
Incorporation or organization)	Identification No.)

1738 Yuba Street, Redding, California	96001
(Address of Principal Executive Office)	(Zip Code)

(530) 226-5850
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On September 14, 2007, William F. Webster resigned from his position as a director of Lakeside Financial Group, Inc., (the “Manager”), which is the manager of the Registrant. Mr. Webster also gave 60-day notice with regard to his resignation from the positions of president and general counsel of the Manager, with his last day serving in those positions being November 16, 2007.

There has been no disagreement between Mr. Webster and the Registrant, or between Mr. Webster and the Manager, on any matter. The Manager has not appointed a director to replace Mr. Webster.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKESIDE MORTGAGE FUND, LLC, A California Limited Liability Company

By:	Lakeside Financial Group, Inc.,
Manager

Date: September 17, 2007	By: /S/ William F. Webster
William F. Webster, President